Exhibit 10.5

Execution Version

WAIVER TO CREDIT AGREEMENT

This WAIVER TO CREDIT AGREEMENT (this “Waiver”) is entered into as of June 27, 2016, among Dynegy Inc., a Delaware corporation (the “Borrower”) and the Lenders party hereto.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”), are parties to that certain Credit Agreement, dated as of April 23, 2013 (as amended by that certain First Amendment to Credit Agreement, dated as of April 1, 2015, among the Borrower, the other Credit Parties party thereto, the Administrative Agent and the Lenders party thereto, and that certain Second Amendment to Credit Agreement, dated as of April 2, 2015, among the Borrower, the other Credit Parties party thereto, the Incremental Revolving Lenders thereto and the Administrative Agent, the “Credit Agreement”);

WHEREAS, in connection with the Delta Acquisition, the Borrower may establish a Revolving Commitment Increase to the Incremental Tranche B Revolving Loan Commitments in an aggregate principal amount of $75,000,000 (the “Incremental Tranche B Revolver Increase”) and incur Incremental Term Loans in an aggregate principal amount of $2,000,000,000 (the “Incremental Tranche C Term Loans” and, together with the Incremental Tranche B Revolver Increase, the “Delta Acquisition Incremental Financing”);

WHEREAS, the Borrower hereby requests the Lenders to waive the conditions contained in Section 2.15(a)(ii) of the Credit Agreement (collectively, the “Pro Forma Covenant Compliance Requirement”) and the leverage incurrence condition contained in the definition of “Maximum Incremental Facilities Amount” in the Credit Agreement (the “Incremental Ratio Cap” and, together with the Pro Forma Covenant Compliance Requirement, the “Incremental Ratio Tests”) in connection with the Delta Acquisition Incremental Financing; and

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Waiver.  The Lenders party hereto hereby waive the Incremental Ratio Tests in connection with the Delta Acquisition Incremental Financing and hereby confirm that, notwithstanding the requirements set forth in Section 2.15(a) of the Credit Agreement or any other provision of any Credit Document, the Borrower may establish and incur the Delta Acquisition Incremental Financing without regard to the satisfaction of the Incremental Ratio Tests and no Default or Event of Default shall occur as a result of any breach of the Incremental Ratio Tests in connection with the Delta Acquisition Incremental Financing; it being understood that the funding of the Incremental Tranche C Term Loans may be effected through the release of escrowed funds incurred by an Unrestricted Subsidiary (in each case, on terms to be agreed) for such purpose and disbursed to, or at the direction of, the Borrower, which disbursement may be deemed to be the funding of the Incremental Tranche C Term Loans (including by way of conversion of loans).

SECTION 2.  Reference To And Effect Upon The Credit Agreement.  (a)  From and after the Waiver Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Credit Document, shall mean the Credit Agreement as modified hereby, and (ii) this Waiver shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.

(b) This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

SECTION 3.  Effectiveness.  This Waiver shall become effective at such time (the “Waiver Effective Date”) when this Waiver shall have been duly executed and delivered by the Borrower and Lenders constituting the Required Lenders.

SECTION 4.  Definitions.  As used in this Waiver, the following terms have the meaning specified below:

“Delta Acquisition” means the purchase by the Borrower, directly or indirectly, of one hundred percent (100%) of the voting equity interests of the Delta Target Entities.

“Delta Acquisition Agreement” means the Stock Purchase Agreement, dated February 24, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof, together with all schedules and exhibits thereto), among inter alia, Atlas Power Finance, LLC, an indirect domestic Subsidiary of the Borrower, and International Power, S.A., whereby the Borrower, indirectly, will acquire all of the issued and outstanding capital stock of GDF Suez Energy North America, Inc.

“Delta Target Entities” means collectively, GDF Suez Energy North America, Inc. and its subsidiaries to be acquired pursuant to the Delta Acquisition Agreement.

SECTION 5.  Counterparts, Etc.  This Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.  Any party hereto may execute and deliver a counterpart of this Waiver by delivering by facsimile or other electronic transmission a signature page of this Waiver signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.  Section headings in this Waiver are included herein for convenience of reference only and shall not constitute part of this Waiver for any other purpose.

SECTION 6.  Governing Law; WAIVER OF JURY TRIAL.  This Waiver and the rights and obligations of the parties under this Waiver shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.  EACH OF THE

2

PARTIES HERETO IRREVOCABLY AGREES TO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS WAIVER.

SECTION 7.  Jurisdiction.  Each of the parties hereto irrevocably and unconditionally (a) submits to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan in the City of New York (or any appellate court therefrom) over any suit, action or proceeding arising out of or relating to this Waiver, the transactions contemplated hereby or the performance of services hereunder and agrees that all claims in respect of any such suit, action or proceeding shall be heard and determined in such New York state, or to the extent permitted thereby, such federal court sitting in the Borough of Manhattan in the City of New York (or any appellate court therefrom) and (b) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit or the judgment or in any other matter provided by law.  You and we agree that service of any process, summons, notice or document by registered mail addressed to such person shall be effective service of process against such person for any suit, action or proceeding brought in any such court.  Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

[Signature Pages to follow]

3

IN WITNESS WHEREOF, this Waiver has been executed by the parties hereto as of the date first written above.

DYNEGY INC.

By:	/s/ Siddharth Manjeshwar
	Name:	Siddharth Manjeshwar
	Title:	Vice President and Treasurer

Signature Page to Waiver to Dynegy Credit Agreement

BLUE RIDGE GENERATION LLC
CASCO BAY ENERGY COMPANY, LLC
DYNEGY COAL HOLDCO, LLC
DYNEGY COAL INVESTMENTS HOLDINGS, LLC
DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.
DYNEGY ENERGY SERVICES, LLC
DYNEGY ENERGY SERVICES (EAST), LLC
DYNEGY EQUIPMENT, LLC
DYNEGY GAS HOLDCO, LLC
DYNEGY GAS IMPORTS, LLC
DYNEGY GAS INVESTMENTS, LLC
DYNEGY GAS INVESTMENTS HOLDINGS, LLC
DYNEGY GASCO HOLDINGS, LLC
DYNEGY KENDALL ENERGY, LLC
DYNEGY MARKETING AND TRADE, LLC
DYNEGY MIDWEST GENERATION, LLC
DYNEGY MORRO BAY, LLC
DYNEGY MOSS LANDING, LLC
DYNEGY OAKLAND, LLC
DYNEGY POWER, LLC
DYNEGY POWER MARKETING, LLC
DYNEGY SOUTH BAY, LLC
HAVANA DOCK ENTERPRISES, LLC
ONTELAUNEE POWER OPERATING COMPANY, LLC
SITHE/INDEPENDENCE LLC

By:	/s/ Siddharth Manjeshwar
Name:	Siddharth Manjeshwar
Title:	Vice President and Treasurer

BLACK MOUNTAIN COGEN, INC.
DYNEGY ADMINISTRATIVE SERVICES COMPANY
DYNEGY GLOBAL LIQUIDS, INC.
DYNEGY OPERATING COMPANY
DYNEGY POWER GENERATION INC.
ILLINOVA CORPORATION
SITHE ENERGIES, INC.

By:	/s/ Siddharth Manjeshwar
Name:	Siddharth Manjeshwar
Title:	Vice President and Treasurer

Signature Page to Waiver to Dynegy Credit Agreement

MASSPOWER, a Massachusetts general partnership

By: Masspower Partners II, LLC, its Managing
Partner

By:	/s/ Siddharth Manjeshwar
	Name:	Siddharth Manjeshwar
	Title:	Vice President and Treasurer

DIGHTON POWER, LLC
DYNEGY RESOURCE II, LLC
DYNEGY RESOURCE III, LLC
DYNEGY RESOURCE HOLDINGS, LLC
DYNEGY RESOURCES GENERATING HOLDCO, LLC
DYNEGY RESOURCES HOLDCO I, LLC
DYNEGY RESOURCES HOLDCO II, LLC
DYNEGY RESOURCES MANAGEMENT, LLC
ELWOOD ENERGY HOLDINGS, LLC
ELWOOD ENERGY HOLDINGS II, LLC
ELWOOD EXPANSION HOLDINGS, LLC
ELWOOD SERVICES COMPANY, LLC
EQUIPOWER RESOURCES CORP.
KINCAID ENERGY SERVICES COMPANY, LLC
KINCAID GENERATION, L.L.C.
KINCAID HOLDINGS, LLC
LAKE ROAD GENERATING COMPANY, LLC
LIBERTY ELECTRIC POWER, LLC
MASSPOWER HOLDCO, LLC
MASSPOWER PARTNERS I, LLC
MASSPOWER PARTNERS II, LLC
MILFORD POWER COMPANY, LLC
RICHLAND GENERATION EXPANSION, LLC
RICHLAND-STRYKER GENERATION LLC
RSG POWER, LLC
TOMCAT POWER, LLC

By:	/s/ Siddharth Manjeshwar
	Name:	Siddharth Manjeshwar
	Title:	Vice President and Treasurer

Signature Page to Waiver to Dynegy Credit Agreement

DYNEGY COAL GENERATION, LLC
DYNEGY COMMERCIAL ASSET MANAGEMENT, LLC
DYNEGY CONESVILLE, LLC
DYNEGY DICKS CREEK, LLC
DYNEGY FAYETTE II, LLC
DYNEGY GAS GENERATION, LLC
DYNEGY GENERATION HOLDCO, LLC
DYNEGY HANGING ROCK II, LLC
DYNEGY KILLEN, LLC
DYNEGY LEE II, LLC
DYNEGY MIAMI FORT, LLC
DYNEGY RESOURCE I, LLC
DYNEGY STUART, LLC
DYNEGY WASHINGTON II, LLC
DYNEGY ZIMMER, LLC

By:	/s/ Siddharth Manjeshwar
	Name:	Siddharth Manjeshwar
	Title:	Vice President and Treasurer

SITHE/INDEPENDENCE POWER PARTNERS, L.P., a Delaware limited partnership

By: Sithe/Independence LLC, its General Partner

By:	/s/ Siddharth Manjeshwar
	Name:	Siddharth Manjeshwar
	Title:	Vice President and Treasurer

Signature Page to Waiver to Dynegy Credit Agreement

BARCLAYS BANK, PLC,
as Lender

By:	/s/ Kevin Crealese
	Name:	Kevin Crealese
	Title:	Managing Director

Signature Page to Waiver to Dynegy Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

Signature Page to Waiver to Dynegy Credit Agreement

Morgan Stanley Bank, N.A.,
as Lender

By:	/s/ Patrick Layton
	Name:	Patrick Layton
	Title:	Authorized Signatory

Signature Page to Waiver to Dynegy Credit Agreement

Morgan Stanley Senior Funding, Inc.,
as Lender

By:	/s/ Patrick Layton
	Name:	Patrick Layton
	Title:	Vice President

Signature Page to Waiver to Dynegy Credit Agreement

BANK OF AMERICA, N.A., as Lender

By:	/s/ J.B. Meanor
	Name:	J.B. Meanor
	Title:	Managing Director

Signature Page to Waiver to Dynegy Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as Lender

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

Signature Page to Waiver to Dynegy Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Juan Javellana
	Name:	Juan Javellana
	Title:	Executive Director

Signature Page to Waiver to Dynegy Credit Agreement

ROYAL BANK OF CANADA,
as Lender

By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

Signature Page to Waiver to Dynegy Credit Agreement

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

Signature Page to Waiver to Dynegy Credit Agreement

MUFG UNION BANK, N.A.,
as Lender

By:	/s/ Chi-Cheng Chen
	Name:	Chi-Cheng Chen
	Title:	Director

Signature Page to Waiver to Dynegy Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Lender

By:	/s/ Chi-Cheng Chen
	Name:	Chi-Cheng Chen
	Title:	Director

Signature Page to Waiver to Dynegy Credit Agreement

BNP PARIBAS, as Lender

By:	/s/ Denis O’Meara
	Name:	Denis O’Meara
	Title:	Managing Director

By:	/s/ Karima Omar
	Name:	Karima Omar
	Title:	Vice President

Signature Page to Waiver to Dynegy Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Lender

By:	/s/ Dixon Schultz
	Name:	Dixon Schultz
	Title:	Managing Director

By:	/s/ Nimisha Srivastav
	Name:	Nimisha Srivastav
	Title:	Director

Signature Page to Waiver to Dynegy Credit Agreement

SUNTRUST BANK,
as Lender

By:	/s/ Michael Canavan
	Name:	Michael Canavan
	Title:	Managing Director

Signature Page to Waiver to Dynegy Credit Agreement

GOLDMAN SACHS BANK USA,
as Lender

By:	/s/ Jerry Li
	Name:	Jerry Li
	Title:	Authorized Signatory

Signature Page to Waiver to Dynegy Credit Agreement